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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97830) of ESS Technology, Inc. of our report dated January 21, 1998, appearing on page XX of this Form 10-K.

                                          PRICE WATERHOUSE LLP

San Jose, California
March 20, 1998